UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant [  ]

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[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[x] Definitive Additional Materials
[  ] Soliciting Material Pursuant to §240.14a-12

The York Water Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 2, 2011

THE YORK WATER COMPANY

THE YORK WATER COMPANY
130 E. MARKET STREET
P.O. BOX 15089
YORK, PA 17405

Meeting Information

Meeting Type:	Annual Meeting

For Holders as of:	February 28, 2011

Date: May 2, 2011	Time: 1:00 p.m. EDT

Location:	Strand-Capitol Performing Arts Center
50 North George Street
York, Pennsylvania 17401

You are receiving this communication because you hold shares in the above company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*	sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow xxxx xxxx xxxx (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 18, 2011 to facilitate timely delivery.

- How To Vote -
Please Choose One of the Following Voting Methods

Vote In Person:  If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”  To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow xxxx xxxx xxxx available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote “FOR” the following:

1.	ELECTION OF DIRECTORS:
Nominees:
	1)	John L. Finlayson
	2)	Thomas C. Norris
	3)	Ernest J. Waters

The Board of Directors recommends you vote FOR the following proposals:

2.	APPOINT PARENTEBEARD LLC AS AUDITORS
To ratify the appointment of ParenteBeard LLC as auditors.

3.	SAY ON PAY
To approve, by non-binding vote, the compensation of the named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4.	FREQUENCY OF SAY ON PAY
To recommend, by non-binding vote, the frequency of future advisory votes on executive compensation.

5.	DISCRETIONARY AUTHORITY
To transact such other business as may properly come before the Meeting and any adjournment thereof according to the proxies’ discretion and in their discretion.

Voting Instructions